                                                    SCHEDULE A

                                        FUNDS OFFERING ADVISOR CLASS SHARES

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ISSUER AND FUND(S)                                                                          DATE PLAN ADOPTED
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AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       Benham GNMA Fund                                                                    August 1, 1997
>>       Benham Intermediate-Term Treasury Fund                                              August 1, 1997
>>       Benham Long-Term Treasury Fund                                                      August 1, 1997
>>       Benham Short-Term Government Fund                                                   August 1, 1997
>>       Benham Short-Term Treasury Fund                                                     August 1, 1997
>>       Benham Inflation-Adjusted Treasury Fund                                             August 1, 1997

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>       Benham International Bond Fund                                                      August 1, 1997

AMERICAN CENTURY INTERNATIONAL TRUST
>>       Benham Prime Money Market Fund                                                      April 1, 1998

AMERICAN CENTURY TARGET MATURITIES TRUST
>>       Benham Target Maturities Trust:  2000                                               August 1, 1997
>>       Benham Target Maturities Trust:  2005                                               August 1, 1997
>>       Benham Target Maturities Trust:  2010                                               August 1, 1997
>>       Benham Target Maturities Trust:  2015                                               August 1, 1997
>>       Benham Target Maturities Trust:  2020                                               August 1, 1997
>>       Benham Target Maturities Trust:  2025                                               August 1, 1997

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>       American Century Equity Growth Fund                                                 August 1, 1997
>>       American Century Income & Growth Fund                                               August 1, 1997
>>       American Century Global Gold Fund                                                   August 1, 1997
>>       American Century Global Natural Resources Fund                                      August 1, 1997
>>       American Century Small Capitalization Fund                                          June 29, 1998
>>       American Century Utilities Fund                                                     August 1, 1997
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DATED:  JUNE 29, 1998                   AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                        AMERICAN CENTURY INTERNATIONAL BOND FUND
                                        AMERICAN CENTURY INVESTMENT TRUST
                                        AMERICAN CENTURY TARGET MATURITIES TRUST
                                        AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

                                        /s/ Douglas A. Paul
                                        DOUGLAS A. PAUL
                                        Vice President and Secretary